Exhibit 10.88

EXECUTION VERSION

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of July 7, 2009, by and among Jazz Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the several purchaser signatories hereto (including any successor or assign of any purchaser signatory hereto, each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as July 6, 2009, by and between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1 Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement. Additional definitions are as follows:

1.1 “Debt Holder Registration” means any registration effected pursuant to that certain Registration Rights Agreement, dated as of March 17, 2008, by and between the Company and the other parties named therein, as the same may be amended from time to time.

1.2 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

1.3 “Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2.1(a), the 30th calendar day following the Closing Date; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

1.4 “Holder” means any person owning or having the right to acquire Registrable Securities, but only if such holder is one of the Purchasers or any assignee thereof in accordance with Section 3.1 hereof.

1.5 “IRA” means that certain Third Amended and Restated Investor Rights Agreement, made effective as of June 6, 2007, by and between the Company and the other parties named therein, as the same may be amended from time to time.

1.6 “IRA Holders” means holders of IRA Registrable Securities.

1.7 “IRA Holder Registration” means any registration effected pursuant to Section 3 of the IRA.

1.8 “IRA Registrable Securities” has the meaning ascribed to the term “Registrable Securities” under the IRA.

1.9 “Kingsbridge Registration” means any registration effected pursuant to that certain Registration Rights Agreement, dated as of May 7, 2008, by and between the Company and Kingsbridge Capital Limited, as the same may be amended from time to time.

1.10 “Majority Holders” means the Holders of a majority-in-interest of the then outstanding Registrable Securities.

1.11 “Piggyback Registrable Securities” means all Registrable Securities under this Agreement and all IRA Registrable Securities.

1.12 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

1.13 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.14 “Registrable Securities” means the Shares; provided, however, that Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 (in which case, only the Shares sold shall cease to be a Registrable Security); or (B) to the extent all of the Shares held by a Holder may be immediately sold to the public without registration or volume restrictions under the Securities Act, including pursuant to Rule 144.

1.15 “Registration Expenses” means all expenses incurred by the Company in complying with Section 2 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any regular or special audits incident to or required by any such registration. In addition, the Company shall bear the reasonable fees and disbursements, not to exceed forty thousand dollars ($40,000) without the prior written consent of the Company, of a single legal counsel to (i) the Holders, per each Registration Statement, or (ii) the selling stockholders, per each registration statement pursuant to Section 2.2.

1.16 “Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of all or any portion of the Registrable Securities pursuant to the provisions of Section 2.1 this Agreement.

1.17 “Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.18 “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.19 “Rule 416” means Rule 416 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.20 “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

1.21 “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, and all fees and disbursements of counsel to the Holders that are not included in Registration Expenses.

1.22 “Shares” means collectively, (i) the Unit Shares, (ii) the Warrant Shares and (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) or (ii) above.

1.23 “Special Registration Statement” means (i) any registration statement relating to any employee benefit plan, (ii) with respect to any corporate reorganization or transaction under Rule 145, any registration statement related to the issuance or resale of securities issued in such a transaction, (iii) any registration statement related to stock issued upon conversion of debt securities, (iv) any IRA Registration, (v) any Debt Holder Registration, (vi) any Kingsbridge Registration or (vii) any WKSI Shelf Registration Statement that the Board shall, in its sole discretion, designate as a “Special Registration Statement” for purposes of this Agreement.

1.24 “WKSI Shelf Registration Statement” shall mean a registration statement on Form S-3 under the Securities Act (or any successor form to Form S-3) which registration statement shall become effective upon filing with the Commission pursuant to Rule 462(e) or (f) under the Securities Act (or any successor or similar rule under the Securities Act adopted by the Commission).

2 Registration Rights.

2.1 Shelf Registration.

(a) The Company shall prepare and file with the Commission, on or prior to the Filing Deadline (unless otherwise agreed in writing between the Company and the Majority Holders), a “shelf” Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1) subject to the provisions of Section 2.1(e) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2.1(a) and Section 2.1(b), in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Section 612.09 of the Compliance and Disclosure Interpretations of the staff of the Division of Corporation Finance with respect Rule 415, dated January 26, 2009. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable best efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by holders of Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders) and second by Registrable Securities represented by Unit Shares (applied, in the case that some Unit Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Unit Shares held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Unit Shares held by such Holders). In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registrations shall be on Form S-1) to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b) The Company shall use its commercially reasonable best efforts to cause each Registration Statement filed pursuant to Section 2.1(a) to be declared effective as soon as reasonably practicable and, with respect to the Initial Registration Statement, within 90 days following the Closing Date (unless otherwise agreed in writing between the Company and the Majority Holders), and shall use its commercially reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold without volume restrictions pursuant to Rule 144 (the “Effectiveness Period”). In the event that the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective on or prior to November 15, 2009 (the “Registration Default”), for all or part of each 30-day period (a “Penalty Period”) during which the Registration Default remains uncured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by the Holder for its Units, for each Penalty Period, on a pro-rated basis for the number of days during which there remains a Registration Default. The Company shall deliver said cash payment to the Holder by the fifth Business Day after the end of each Penalty Period. Notwithstanding anything to the contrary in Section 2.6 or any other provision of this Agreement, provided that the Company complies with its obligations under this Section 2.1, the payment of cash as provided in this Section 2.1(b) shall be a Holder’s sole and exclusive remedy with respect to any Registration Default; provided, however, that (i) such Holder shall be entitled to seek specific performance and injunctive or other equitable relief and (ii) if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction then such Holder shall have all other remedies available at law or in equity. The Company’s obligations to pay any liquidated damages or other amounts owing hereunder is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid, notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled or the Registration Statement declared effective.

(c) The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(d) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than five (5) Trading Days prior to the date of filing of a Registration Statement. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable best efforts to take such actions as are required to name such Holder as a selling securityholder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders, including a registration statement on Form S-1, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that, subject to Section 2.3 hereof, the Company shall maintain the effectiveness of such Registration Statement that is on a form other than Form S-3 then in effect, until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

2.2 Piggyback Registration.

(a) If the Company determines to file any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding in all cases any Special Registration Statements), the Company shall promptly notify all Holders in writing thereof and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting in Piggyback Registration.

(i) If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (or, in the case of a registration statement initiated by shareholders of the Company, the underwriter selected by such shareholders that is reasonably acceptable to the Company).

(ii) Notwithstanding any other provision of the Agreement, if the underwriter representative(s) (the “Underwriter Representative”) advises the Holders and the IRA Holders seeking registration of Piggyback Registrable Securities pursuant to this Section 2.2 or pursuant to the IRA, as applicable, in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration) require a limitation of the number of shares to be underwritten, the Underwriter Representative (subject to the allocation priority set forth in Section 2.2(b)(iii)) may limit the number of Piggyback Registrable Securities to be included in such registration and underwriting to not less than thirty percent (30%) of the total number of securities included in such registration.

(iii) If the Underwriter Representative limits the number of shares to be included in a registration pursuant to Section 2.2(b)(ii), the number of Piggyback Registrable Securities to be included in such registration shall be allocated among the Holders and the IRA Holders on a pro rata basis based on the total number of Piggyback Registrable Securities held by the Holders and IRA Holders. No Piggyback Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.2(b)(iii) shall be included in the registration statement for such offering.

(iv) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

(d) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 2.2 may be amended or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), with the written consent of (i) the Company and (ii) the holders holding at least sixty percent (60%) of the then outstanding Piggyback Registrable Securities; provided, however, that if any such waiver or amendment effected pursuant to this Section 2.2(d) materially and adversely affects the rights of the Holders and does not materially and adversely affect the rights of the IRA Holders in the same manner, then such waiver or amendment shall require the consent of the Majority Holders; provided further that if any such waiver or amendment effected pursuant to this Section 2.2(d) materially and adversely affects the rights of the IRA Holders and does not materially and adversely affect the rights of the Holders in the same manner, then such waiver or amendment shall require the consent of the IRA Holders holding at least sixty percent (60%) of the IRA Registrable Securities then held by all IRA Holders.

2.3 Obligations of the Company. In addition to the other obligations of the Company set forth in this Agreement, the Company shall:

(a) not less than five (5) Business Days prior to the filing of a Registration Statement and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder;

(b) permit a single firm of counsel designated by the Holders of a majority-in-interest of the Registrable Securities covered by a Registration Statement to review such Registration Statement and all amendments and supplements thereto, and use commercially reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose and will not request acceleration of such Registration Statement without prior notice to such counsel;

(c) subject to Section 2.3(g), prepare and file with the Commission such amendments and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement current, effective and free from any material misstatement or omission to state a material fact during the Effectiveness Period;

(d) furnish to any Holder with respect to the Registrable Securities registered under a Registration Statement such number of copies of such Registration Statement, Prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder;

(e) use its commercially reasonable best efforts to register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction in which it is not now qualified or has not consented;

(f) in the event of any underwritten public offering (only if applicable), enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(g) notify each Holder of Registrable Securities covered by a Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (a “Suspension Notice”) and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; provided, however, that following the delivery of a Suspension Notice, the Company may defer furnishing to the Holders copies of the supplemented or amended Prospectus for up to the lesser of ten (10) calendar days and the number of days which, when aggregated with all other suspensions under this Section 2.3(g), would result in the total number of suspended days in any twelve month period exceeding thirty (30) days;

(h) use its reasonable best efforts to cause all such Registrable Securities registered pursuant to this Section 2 to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed;

(i) notify each Holder after it receives notice of the time when a Registration Statement has been declared effective by the Commission, or when a supplement or amendment to a Registration Statement has been filed with the Commission;

(j) notify each Holder after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of a Registration Statement or of the initiation or threat of any proceeding for that purpose, and use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(k) comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the period of effectiveness of a Registration Statement, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a prospectus in connection with any disposition of the Registrable Securities and take such other actions as may be necessary to facilitate the registration of the Registrable Securities hereunder;

(l) use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

(m) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request; and

(n) if required by the FINRA Corporate Financing Department or any similar entity, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing.

2.4 Obligations of Holder. Upon receipt of any Suspension Notice, each Holder agrees not to sell any Registrable Securities pursuant to the relevant Registration Statement until the Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 2.3(g) above, or until it is advised in writing by the Company that the Prospectus included in such Registration Statement, as then in effect, may be used. Each seller of Registrable Securities participating in an underwriting described in Section 2.3(f) hereof shall also enter into and perform its obligations under the applicable underwriting agreement and related agreements.

2.5 Expenses of Registration. All Registration Expenses shall be borne by the Company. All Selling Expenses shall be borne by the holders of the securities registered or sold, as applicable, pro rata on the basis of the number of shares registered or sold, as applicable.

2.6 Indemnification. In the event any Registrable Securities are included in a Registration Statement contemplated by this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state in such Registration Statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that (x) occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder (including, without limitation, information included on such Holder’s Selling Shareholder Questionnaire), underwriter, controlling person or other aforementioned person or (y) is contained in a preliminary prospectus and corrected in a final or amended prospectus, and the selling Holder failed to deliver a copy of the final or amended prospectus prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such losses, claims, damages or liabilities in any case in which delivery is required by the Securities Act; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any underwriter, or any person controlling such underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the most current prospectus was not sent or given by or on behalf of such underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, each selling Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration (including, without limitation, any information included on such Holder’s Selling Shareholder Questionnaire); and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 2.6(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection 2.6(b) exceed the dollar amount of the net proceeds received by such Holder upon the sale of such Registrable Securities giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6. Notwithstanding the foregoing, any indemnifying party shall not enter into any settlement of any such loss, claim, damage, liability or action without the full and complete release of all the indemnified parties.

(d) The indemnity and contribution agreements contained in this Section 2.6 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

(e) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 2.6(b), shall exceed the dollar amount of the net proceeds received by such Holder upon the sale of such Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with any underwritten public offering of Registrable Securities pursuant to Section 2.3(f) are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and Holders under this Section 2.6 shall survive the completion of any resales or dispositions of Registrable Securities pursuant to a Registration Statement under this Section 2 and otherwise.

2.7 Subsequent Registration Rights. If at any time after the date hereof there is not one or more effective Registration Statements covering all of the Registrable Securities, the Company shall not, at any such time, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights, unless such registration rights (i) are subordinate to those granted to the Holders hereunder and (ii) would not otherwise reduce the number of Registrable Securities includable by the Holders in any registration statement.

2.8 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees, for so long as a Holder holds Registrable Securities to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times on and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (ii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration.

2.9 Termination of Registration Rights. The registration rights provided to the Holders under this Section 2 shall terminate at such time as there are no Registrable Securities. Notwithstanding the foregoing, Sections 2.5, 2.6 and 3 shall survive the termination of such registration rights.

3 Miscellaneous.

3.1 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Investor. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Majority Holders (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets). The rights of any Holder hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by such Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) such transfer or assignment of Registrable Securities complies with the provisions of Section 4.1 of the Purchase Agreement (including, if required as a condition to transfer or assignment pursuant to Section 4.1 of the Purchase Agreement, such transferee or assignee agreeing in writing to be bound by the terms of the NOL Lock-Up Agreement), (ii) such Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (iii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iv) at or before the time the Company received the written notice contemplated by clause (iii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (v) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

3.2 Amendments and Waivers. Subject to the provisions of Section 2.2(d), the provisions of this Agreement may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and the Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of some Holders and that does not directly or indirectly affect the rights of other Holders may be given by all Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first sentence of this Section 3.2. Each Holder acknowledges that the Majority Holders have the power to bind all of the Holders.

3.3 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

3.4 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

3.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

3.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

3.7 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

3.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.9 Aggregation. All outstanding shares of capital stock of the Company held or acquired by an Affiliate of a Person shall be aggregated together with all other shares of capital stock held by such Person for the purpose of determining the availability of any rights under this Agreement.

3.10 Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

JAZZ PHARMACEUTICALS, INC.

By:	/s/ Bruce C. Cozadd
Name:	Bruce C. Cozadd
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

NAME OF INVESTOR

Longitude Venture Associates, L.P. a Delaware Limited Partnership

By:	Longitude Capital Partners, LLC
Its:	General Partner

By:	/s/ Patrick Enright	(signature)
Name:	Patrick Enright	(printed name)
Title:	Managing Member

ADDRESS FOR NOTICE

c/o: Longitude Capital
Street: 800 El Camino, Suite 220
City/State/Zip: Menlo Park, CA 94025
Attention: Carolyn Helms
Tel: 650-854-5700
Fax: 650-854-5705

[Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

NAME OF INVESTOR

Longitude Venture Partners, L.P. a Delaware Limited Partnership

By:	Longitude Capital Partners, LLC
Its:	General Partner

By:	/s/ Patrick Enright	(signature)
Name:	Patrick Enright	(printed name)
Title:	Managing Member

ADDRESS FOR NOTICE

c/o: Longitude Capital
Street: 800 El Camino, Suite 220
City/State/Zip: Menlo Park, CA 94025
Attention: Carolyn Helms
Tel: 650-854-5700
Fax: 650-854-5705

[Investor Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders and issuable upon exercise of the warrants issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the shares of common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

Each selling stockholder of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock covered hereby on The NASDAQ Global Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	in transactions through broker-dealers that agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440-1.

In connection with the sale of the common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions or to return borrowed shares in connection with such short sales, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the Commission.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Each selling stockholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, and the selling stockholders may be entitled to contribution. We may be indemnified by the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, or we may be entitled to contribution.

The selling stockholders will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder unless an exemption therefrom is available.

The selling stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

We agreed to use our commercially reasonable best efforts keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the selling stockholders without registration and without regard to any volume restrictions by reason of under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares of Common Stock covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex B

JAZZ PHARMACEUTICALS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Jazz Pharmaceuticals, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Investor Rights Agreement (the “Investor Rights Agreement”) to which this document is attached. A copy of the Investor Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Investor Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Investor Rights Agreement (including certain indemnification provisions). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement and Warrants:

(a)	Type and Number of Registrable Securities beneficially owned and issued or issuable pursuant to the Purchase Agreement and Warrants:

(b)	Number of shares of common stock to be registered pursuant to this Notice for resale:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐         No  ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐         No  ☐

Note:	If “no” to Section 4(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐         No  ☐

Note:	If yes, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐         No  ☐

Note:	If “no” to Section 4(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement and Warrants.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Schedule B to the Investor Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Investor Rights Agreement shall be made in writing and shall be delivered as set forth in the Purchase Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Investor Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Compliance and Disclosure Interpretation (“CDI”) of the staff of the Division of Corporation Finance (with respect to Securities Act Sections) regarding short selling:

“239.10 An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date. [Nov. 26, 2008]”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing CDI.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Philip J. Honerkamp Vice President, Deputy General Counsel Jazz Pharmaceuticals, Inc. 3180 Porter Drive Palo Alto, CA 94304 650.496.2611 650.496.3781 (fax) pj@jazzpharma.com